SUPPLEMENTAL AGREEMENT


         THIS SUPPLEMENTAL AGREEMENT (the "Agreement") entered into as of the 15th day of February, 1996 (the "Effective Date"), by and between MAUI HOTELS ("Ritz-Carlton") a Georgia Limited
Partnership, KAPALUA INVESTMENT CORP. ("Kapalua"), a Hawaii corporation, and NI HAWAII RESORT, INC. ("NI Hawaii"), a Hawaii corporation;

                WITNESSETH THAT:

         WHEREAS, that certain Amended and Restated Partnership Agreement of Kaptel Associates (the "Partnership"), a Hawaii general partnership, was entered into on September 26, 1990, with Ritz-Carlton, Kapalua and NI Hawaii as the general partners;

         WHEREAS, Kaptel is in default under that certain Promissory
Note in the amount of U.S.$186,250,000.00 dated September 26, 1990 (the "Loan"), by and between The Long-Term Credit Bank of
Japan, Ltd. (the "Lender");

         WHEREAS, NI Hawaii, as newly appointed Managing Partner of the Partnership, proceeded with negotiations with the Lender to purchase or discharge the Loan for the benefit of the Partnership;

         NOW, THEREFORE, for mutual promises, obligations and good and valuable consideration, the parties intending to be bound, the parties hereby agree as follows:

         1. In the event NI Hawaii consummates the purchase or discharge of the Loan for the benefit of the Partnership, NI Hawaii, Ritz-Carlton and Kapalua shall consent, approve, and confirm the purchase or discharge of the Loan negotiated by NI Hawaii for the benefit of the Partnership.

         2. Ritz-Carlton and Kapalua confirm that they have no intention of contributing toward any portion of the purchase or discharge of the Loan.

         3. On the closing date of the purchase or discharge of the Loan, Ritz-Carlton and Kapalua shall confirm the transfer of their respective interest in the Partnership to NI Hawaii and approval for NI Hawaii to liquidate and terminate the Partnership, in a form attached hereto as Exhibit "A". For purposes of this Agreement, the Closing Date shall be defined as the date upon which NI Hawaii, or its affiliate, remits sufficient funds to either purchase or discharge the Loan and the Lender releases Kaptel.

         4. Maui and Kapalua hereby waive any and all claims, if any, against NI Hawaii arising from or connected with the purchase or discharge of the Loan, except for losses, claims, expenses, damages, liabilities, or obligations arising from or connected with NI Hawaii's willful misconduct in negotiating the purchase or discharge of the Loan for the benefit of the Partnership.

         5. This Agreement and the rights and obligations of the respective parties hereunder shall be governed by and construed in accordance with the laws of the State of Hawaii.

         6. This Agreement may be executed and deemed effective upon the execution by each of the parties hereto by facsimile with original copies to follow. This Agreement may be executed in counterparts, each of which shall be deemed an original and all which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized corporate officers or their respective General Partners, each as of the day and year first above written.

                  KAPALUA INVESTMENT CORP.

                  By /S/ DON YOUNG
                  Name:  DON YOUNG
                  Office: PRESIDENT

                  "Kapalua"

                  MAUI HOTELS, a Georgia Limited Partnership

                  By THE RITZ-CARLTON HOTEL COMPANY, Its General Partner


                  By /S/ J. RICHARD STEPHENS
                  Name: J. RICHARD STEPHENS
                  Office: EXECUTIVE VICE PRESIDENT

                  "Maui"

                  NI HAWAII RESORT, INC.


                  By /S/ TORU OKUYAMA
                  Name:  TORU OKUYAMA
                  Office:  VICE PRESIDENT

                  "NI Hawaii"



                      EXHIBIT A

          ACKNOWLEDGMENT AND CONFIRMATION

                  The undersigned parties acknowledge that they have received written notice from NI Hawaii Resort, Inc., or its affiliate, ("NI Hawaii") that it has closed on the purchase or the discharge of that certain loan in the amount of U.S.$186,250,000.00 dated September 26, 1990 (the "Loan"), by and between The Long-Term Credit Bank of Japan, Ltd. (the "Lender") and Kaptel Associates (the "Partnership"), a Hawaii general partnership, and that the Lender has released Kaptel of any and all liabilities and obligations under the Loan.

                  The undersigned parties hereby confirm that they do not intend to contribute toward any portion of the purchase or discharge of the Loan and hereby confirm the respective conveyance of any and all interest they may have in the Partnership to NI Hawaii and waive any and all rights to, or claims of, any interest in the Partnership as of the date set forth below. The undersigned parties further approve NI Hawaii proceeding with winding up and liquidating the Partnership as of the date set forth below.

                  IN WITNESS WHEREOF, the undersigned parties have executed this Acknowledgment and Confirmation as of this _______ day of March, 1996.


                  MAUI HOTELS, a Georgia Limited Partnership

                  By THE RITZ-CARLTON HOTEL COMPANY, Its General Partner


                  By
                  Name:
                  Office:


                  KAPALUA INVESTMENT CORP.


                  By
                  Name:
                  Office: